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                                                                    Exhibit 10.2

                          SHELF REGISTRATION AGREEMENT

AGREEMENT, dated as of April 30, 2004 by and between Endo Pharmaceuticals Holdings Inc. (the "Company") and Endo Pharma LLC (the "LLC" and collectively, the "Parties").

         WHEREAS, the Company and the LLC have determined to amend and restate the Tax Sharing Agreement, dated July 17, 2000 by and among the Company, Endo Pharmaceuticals Inc., and LLC (the "Tax Sharing Agreement");

         WHEREAS, in connection with the amendment and restatement of the Tax Sharing Agreement the Company has offered to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the "Commission") to register shares of the Company's common stock, par value $.01 (the "Common Stock") for resale by the LLC and other stockholders of the Company (the "Shelf Registration Statement");

         WHEREAS, the LLC has certain registration rights pursuant to a Registration Rights Agreement, by and among the Company and the LLC dated July 17, 2000 and as amended as of June 30, 2003 (the "Registration Rights Agreement"), which does not provide for a shelf registration statement;

         WHEREAS, the LLC has demand registration rights pursuant to the Registration Rights Agreement and certain other stockholders of the Company have other registration rights pursuant to the Amended and Restated Employee Stockholders Agreement dated as of June 5, 2003 by and among the Company, the LLC and the parties named therein (the "Employee Stockholders Agreement") and the Stockholders Agreement dated as of July 14, 2000 and as amended on July 7, 2003 by and among the Company, the LLC and the parties named therein (the "Stockholders Agreement");

         WHEREAS, the Parties desire to enter into this Agreement in connection with the Company's filing of a Shelf Registration Statement;

         NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

Section 1.1 Shelf Registration Statement. The Company agrees to file with the Commission a Shelf Registration Statement to register 30 million shares of the Company's Common Stock, which will include a certain number of shares of Common Stock for resale by the LLC and a certain number of shares of Common Stock for resale by other stockholders of the Company, to be determined by the Company and the LLC (collectively, the "Selling Stockholders"), to be sold in underwritten offerings (each an "Underwritten Offering"). The Company has no obligation to ensure that the Shelf Registration Statement is declared effective by the Commission.



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Section 1.2 Demand Right. In consideration of the Company filing the Shelf
Registration Statement, the LLC agrees (a) not to exercise any of its demand registration rights granted pursuant to the Registration Rights Agreement until the later of (i) six months from the date of effectiveness of the Shelf Registration Statement or (ii) 30 days after the last share of Common Stock registered for the account of the LLC is sold pursuant to the Shelf Registration Statement, unless in either case, all of the members of the board of directors of the Company who do not then (by themselves or through an affiliate) have a financial interest in the LLC or otherwise have a financial interest in any payments that may be made by the Company or any successor to the Company approve the exercise of such a demand registration right, and (b) to reduce by two the number of demand registration rights available to it pursuant to the Registration Rights Agreement. Furthermore, the Company and the LLC hereby agree that neither the filing nor the effectiveness of the Shelf Registration Statement or any transaction consummated under the Shelf Registration Agreement constitutes a demand under Section 1.1 of the Registration Rights Agreement nor do such actions trigger any rights accorded to stockholders under Section 6.1 of the Amended and Restated Stockholders Agreement or Section 5.6(b) of the Amended and Restated Employee Stockholders Agreement. The provisions of this Section 1.2 shall not become effective unless and until the Registration Statement has been declared effective by the Commission.

Section 1.3 Procedures for Shelf Registration. The Company and the LLC agree that the procedures for any Underwritten Offering will be in conformity with those set forth in the Registration Rights Agreement, the Employee Stockholders Agreement and the Stockholders Agreement and shall apply to any sales of Common Stock sold in an Underwritten Offering and that the provisions set forth in
Section 3(h), the paragraph immediately following Section 3(o) and the last paragraph of Section 3 of the Registration Rights Agreement shall apply to the Shelf Registration Statement.

Section 1.4 Additional Shelf Registrations Statements. The parties agree that, in the event the Company determines to file any additional shelf registration statements (an "Additional Registration Statement") providing for the resale by the LLC of Common Stock, they will enter into an agreement substantially similar to this Agreement with respect to such Additional Registration Statement, except that with respect to any such Additional Registration Statement, the LLC would agree to reduce the number of demand registration rights available to it by one instead of two.

Section 1.5 Delay and Suspension Rights. Upon a good faith determination by a majority of the Board of Directors of the Company that it is in the best interests of the Company for reasons including, but not limited to, those under
Section 3(h) of the Registration Rights Agreement, to (i) suspend the use of a Shelf Registration Statement following the effectiveness of a Shelf Registration Statement, or (ii) with respect to any demand or other request to sell Common Stock registered under a Shelf Registration Statement, delay an offering of Common Stock, then the Company, by notice to the Selling Stockholders, may suspend sales of the Common Stock pursuant to the Shelf Registration Statement for a reasonable period as determined by the Board of Directors of the Company.




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                                   ARTICLE II

Section 2.1 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

Section 2.2 Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same instrument.

Section 2.3 Termination. This Agreement shall terminate on the later of (i) six months from the date of effectiveness of the Shelf Registration Statement or
(ii) 30 days after the last share of Common Stock registered for the account of the LLC is sold pursuant to the Shelf Registration Statement.

Section 2.4 Entire Agreement; No Third Party Beneficiaries. This Agreement is the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective as of the date first written above.



                                      ENDO PHARMA LLC


                                      By:  /s/ Carol A. Ammon
                                          --------------------------------
                                          Name: Carol A. Ammon
                                          Title: Manager


                                      ENDO PHARMACEUTICALS
                                      HOLDINGS INC.


                                      By:  /s/ Jeffrey R. Black
                                          --------------------------------
                                          Name: Jeffrey R. Black
                                          Title: Executive Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer






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